UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Mid-Cap Value Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks added to their gains in the second half of the year, resulting in a solid year of returns for investors. Mid-cap value stocks performed especially well as mid-cap indexes established new records while value shares handily outperformed growth-oriented stocks. We are happy to report that our fund fared better still and outpaced its comparative indexes as well as its peer group of similar funds. While several factors helped our performance, the fund benefited especially from shareholder activism and healthy merger and acquisition activity.

The Mid-Cap Value Fund returned 10.87% for the six months and 19.63% for the year ended December 31, 2012. The fund’s return exceeded those of both the S&P and Russell indexes, as well as its Lipper peer group. (Returns for the fund’s Advisor and R Class shares were slightly lower due to their different cost structures.)

The fund’s long-term performance remains favorable, in relative terms, as recognized by Morningstar’s overall four-star rating, as well as its rank among competitive funds as tracked by Lipper over longer time periods. The Mid-Cap Value Fund received an Overall Morningstar Rating™ of four stars for its risk-adjusted performance. This rating is derived from a weighted average of the performance figures associated with a fund’s 3-, 5-, and 10-year (if applicable) Morningstar Rating™ metrics. The fund was rated among 357, 357, 311, and 177 mid-cap value funds for the overall rating and the 3-, 5-, and 10-year periods ended December 31, 2012, respectively. (Please refer to page 8 for additional information about Morningstar ratings.) Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 27 of 197, 135 of 166, 28 of 150, and 9 of 76 mid-cap value funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2012, respectively. Results will vary for other periods. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

Equities produced solid returns in 2012 even as the global economy remained unsettled four years after the global financial crisis of 2008. The eurozone recession and sovereign debt crisis, a slowdown in emerging economies, and worries over fiscal policy at home kept U.S. economic growth muted. Worries about Europe, in particular, drove down stock prices in the spring. Stocks recovered into the fall as U.S. corporate earnings remained strong, although the pace of earnings growth slowed. Equities also received a boost from the Federal Reserve, which announced two new rounds of long-term bond buying in order to drive down Treasury yields and encourage investors to choose riskier assets, including stocks.

Mid-caps narrowly surpassed their small- and large-cap counterparts, while value stocks outpaced growth by a somewhat wider margin. The S&P MidCap 400 Index established a record late in the year, as investors began to perceive that policymakers would avert going over the “fiscal cliff” of automatic spending cuts and tax increases at the start of 2013.

PORTFOLIO AND STRATEGY REVIEW

A central tenet of our investment philosophy is that while stocks can trade above and below their true value for some period of time, the stock market is efficient over the long run. Our belief is that in free markets with sensible regulation, capital will gravitate toward its highest return; undervalued assets will be exploited, either by their current owners or others; and a stock’s “intrinsic” value will ultimately be reflected in its share price. When stocks are persistently undervalued, we often see a natural evolution. An undervalued stock attracts the attention of managers who are concerned about their employment, directors who are bound by fiduciary responsibility to serve shareholders, outside buyers who recognize the value of the company’s assets, and investors who may agitate for change. Companies are pressured to make operational improvements, repair underperforming businesses, repurchase shares, pay dividends, merge or divest assets, or sell the entire enterprise.

As nature has taken its course, the fund has benefited in some years by owning a disproportionate share of companies that have been acquired by buyout firms and strategic acquirers. This was the case again in 2012, and especially in the last half of the year.

Four years ago, the fund made its first investment in Nexen, a Canadian oil and gas producer with high-quality assets in the United Kingdom’s North Sea, the Gulf of Mexico, Nigeria, Yemen, and Canada itself. We saw a path toward closing the gap between intrinsic value and the stock price. We were impressed by Nexen’s world-class exploration portfolio and steady cash flow in stable regions, and we were especially intrigued by the potential of its multibillion dollar investment in a huge oil sands deposit in Alberta known as Long Lake. Nexen had struggled to commission this project successfully, and we believed that management had the ability to harness its potential. At the same time, we surmised that Nexen’s private market value was well above its share price and that if Long Lake’s teething problems could not be overcome in the intermediate term, a suitor would, in time, likely arrive on the scene. Nexen required a lot of analytical work and no small amount of patience, but the wait was worthwhile. Last year Chinese oil company CNOOC agreed to purchase the company at a 40% premium to its then-trading price. As our largest holding at the time, it was the fund’s largest contributor to performance. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

The story of GenOn Energy, another good performer for the fund, is not unlike that of Nexen. It was another longstanding investment in the portfolio and one that we had also described in previous letters to you. GenOn, and its predecessor Mirant, was one of the country’s largest independent power-generating companies, and it owned a portfolio of modern, well-capitalized power plants that would be especially difficult to replicate due to increasingly stringent environmental standards. In the years since our first purchases, the power market experienced a downturn in pricing as a result of cyclically depressed electricity demand, an overbuilding of generating capacity, and the availability of new and abundant natural gas supplies, which reduced the competitiveness of higher-cost, coal-fired power plants such as those owned by GenOn. Its shares underperformed, but the fund continued to add to its position. At one point, shares traded at 10% of the company’s replacement value, or the cost to rebuild comparable assets. Not surprisingly, this attracted the attention of a large competitor, NRG Energy, which offered to buy GenOn at a 20% premium to its market price. The shares of NRG and GenOn, both of which were owned by the fund, continued to perform well after the merger as investors began to recognize the cost-savings benefits of combining the two companies.

The energy sector delivered another good performer to the Mid-Cap Value Fund in the form of Exterran, which manufactures and rents the country’s largest fleet of natural gas compressors. Exterran had operated well below its potential for many years, largely as a result of difficulties integrating the merger of its two predecessors, Hanover Compressor and Universal Compression, but also due to an anemic demand for natural gas. In this case, the influence of a large shareholder weighed heavily in changing the company’s direction, and a new management was put in place to rectify the company’s problems. An improvement in operating costs, reduction in debt costs, and a favorable settlement with a foreign creditor—combined with improved demand for natural gas—served to push Exterran’s shares higher in the second half of the year.

Much has been written in recent months about the revival of the U.S. housing market. Suffice it to say that the improvement in housing prices, existing and new home sales, and mortgage origination has surprised many observers by its strength and lifted a number of our holdings in the second half. Though we did not explicitly make a forecast about the timing of a recovery in housing, such an outcome seemed plausible to us in recent years as construction activity collapsed, household formation grew, available housing supply declined, and home affordability rose significantly. More importantly, we had identified a number of housing stocks that embodied unique drivers of value creation outside a cyclical recovery, which would only benefit more in the event of an industry rebound. An example is First American Financial, the country’s second-largest underwriter of title insurance. The newly restructured company was lifted by a rise in home values and real estate turnover. Weyerhaeuser, another top holding, benefited from the improvement in housing through its timberland, homebuilding, and wood products operations. Also riding the housing wave was CoreLogic, a provider of mortgage and credit-related data and services. CoreLogic, which was spun out of First American Financial two years ago, has undergone a significant reorganization of its operations since it became independent. It closed underperforming divisions, lowered its cost structure, and improved its financial position. When business conditions improved, it was well positioned to take advantage, and its profit margins expanded substantially.

Our patience is not always rewarded, of course. We make our share of mistakes, misjudging a company’s potential or underestimating its risks. Moreover, even if our premise that a stock is undervalued is correct, managements can remain entrenched; directors sometimes shirk their responsibilities and lend a deaf ear to owners; corporate structures can be created to deter suitors or potential acquirers; and shareholders are at times reluctant to take a stand. We accept as a fact of life that undervalued stocks can stay so for a long time. This fund holds securities where we have waited years to see the gap between market value and intrinsic value closed. We are prepared to take such risks and accept the risk of underwhelming near-term results provided the upside potential offers adequate compensation. Such is the case with Strayer Education, a 100-year-old pioneer in the for-profit education industry. Strayer possesses an outstanding reputation, a good brand, and a demonstrated history of profitability. As its shares tumbled over industry-wide concerns in recent years, our interest was piqued, and we foresaw the prospects for market share gains, the return of capital through dividends and share repurchases, and a cyclical recovery. But after our purchases, government funding for higher education came under greater scrutiny, and the overall rate of inflation in the industry became a deterrent to new student enrollment. The stock was the largest detractor from performance in the second half. Although the timing of an industry revival is not certain, we still believe that the Strayer franchise is intact and that its earnings potential will justify a higher price for its shares. Though we purchased its shares after they had nearly halved over two years, DreamWorks Animation’s stock also continued to languish last year, and it, too, was a detractor. DreamWorks struggled with declining DVD sales of new and existing titles from its film library as consumers embraced streaming and other, less profitable, ways of accessing its content. In addition, its newest release, “Rise of the Guardians,” fared poorly in theaters. We still believe that the company offers unique and differentiated content; that it has an opportunity to cut excess costs to boost profits; and that its library of titles—such as “Shrek,” “Madagascar,” and “Kung Fu Panda” and pipeline of yet-to-be-released films—has the potential to drive higher profits over the next several years. DreamWorks remains a significant position in the portfolio.

Some of the fund’s other underperformers had been among its best stocks in previous years. One example was Textron, whose financial results have been excellent and whose management has done a fine job in repositioning this eight-year-old conglomerate. Fears about cuts in defense spending and the absence of a long-awaited rebound in sales in its commercial aviation division, Cessna, held back the stock in the second half. While we do not underestimate the impact of potential cuts in spending at its defense systems or Bell Helicopter divisions, a potential rebound at Cessna is not adequately appreciated by many investors, in our opinion. This now-marginally profitable business earned nearly a billion dollars at its past cyclical peak. The industry’s deep downturn has led competitors to reduce manufacturing capacity and even resulted in the bankruptcy of competitor Hawker Beechcraft, leaving Cessna with a large share of the market. We believe commercial aircraft demand will rebound at some point and that Textron will be poised to benefit. It remains one of the fund’s top 10 holdings.

Hospira, the world’s largest manufacturer of generic injectable pharmaceuticals and infusion therapy products, also struggled last year. Hospira is being scrutinized by the Food and Drug Administration for deficient manufacturing at some of its facilities. In response, it has reduced production and incurred costs to bring its operations into compliance, and margins have been squeezed. Hospira is not alone among generic injectable companies, many of which are facing stricter regulatory oversight. As a result, some 30% of industry capacity has come off line and, according to a recent House subcommittee report, over 100 drugs are in shortage, affecting thousands of patients. In the end, Hospira’s products are vital to the national interest, it is operating well below its best potential, and its problems are reparable. One little-appreciated dimension of the company is its position in biosimilars, or replicas of expensive, cell-based biotech drugs used to treat diabetes, cancers, and other serious diseases in markets outside the U.S. While a regulatory pathway for the commercial exploitation of biosimilars has yet to be cleared in this country, we think it is likely that the time will arrive for their approval and that Hospira, with its experience in Europe and large drug pipeline, is well positioned for this multibillion dollar market. Its shares were also among the fund’s top holdings as of year-end.

A common theme among the fund’s better performers was merger and acquisition activity and shareholder activism. Whether seeking to acquire undervalued, complementary assets, as in the case of Nexen and GenOn, or to exploit the gap between public market value and intrinsic value, as occurred with Exterran, the market functioned as it should by allocating capital to its highest return. A sharp rebound in the housing market as well as effective self-help measures helped stocks such as First American, CoreLogic, and Weyerhaeuser. Underperformers such as Textron and Hospira remain well-established competitors in their markets with a pathway to improved profitability and good rebound potential, and they remain large positions in the fund. We can’t predict when our fallow investments will bear fruit, nor can we divine the direction of the economy or markets. We can, however, stay true to our mission of identifying stocks that are priced below their intrinsic value, and that will remain our focus. We are grateful for your investment and continued confidence.

Respectfully submitted,

David J. Wallack
President of the fund and chairman of its Investment Advisory Committee

Heather M. McPherson
Executive vice president of the fund

January 23, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

IMPORTANT INFORMATION ABOUT MORNINGSTAR RATINGS

For funds with at least a three-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. The Morningstar Rating™ is for the retail share class only; other classes may have different performance characteristics. The fund received 3 stars for the 3-year period, 4 stars for the 5-year period, and 4 stars for the 10-year period as of December 31, 2012.

©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-size companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 12/31/12 |
|---|---|
| Northern Trust | 2.4% |
| Southwest Airlines | 2.1 |
| Kroger | 2.0 |
| NRG Energy | 1.9 |
| CIT Group | 1.7 |
| Exterran Holdings | 1.6 |
| Textron | 1.5 |
| ManpowerGroup | 1.5 |
| Marsh & McLennan | 1.4 |
| White Mountains Insurance Group | 1.4 |
| Sysco | 1.4 |
| Hospira | 1.4 |
| E*TRADE Financial | 1.4 |
| Lazard | 1.4 |
| CoreLogic | 1.4 |
| First American Financial | 1.3 |
| Talisman Energy | 1.3 |
| Newmont Mining | 1.3 |
| Weyerhaeuser | 1.3 |
| Molex | 1.2 |
| Applied Materials | 1.2 |
| Packaging Corporation of America | 1.2 |
| PPL | 1.2 |
| Hess | 1.2 |
| First Horizon National | 1.2 |
| Total | 36.9% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares/$ Par | Value |
|---|---|---|
| **COMMON STOCKS 93.8%** | | |
| **CONSUMER DISCRETIONARY 9.3%** | | |
| **Auto Components 0.6%** | | |
| Visteon (1) | 1,115,700 | 60,047 |
| | | 60,047 |
| **Diversified Consumer Services 0.4%** | | |
| Strayer Education (2) | 745,300 | 41,864 |
| | | 41,864 |
| **Hotels, Restaurants & Leisure 1.1%** | | |
| International Game Technology | 5,529,100 | 78,347 |
| WMS Industries (1) | 1,372,500 | 24,019 |
| | | 102,366 |
| **Leisure Equipment & Products 1.7%** | | |
| Hasbro | 913,700 | 32,802 |
| Mattel | 2,660,000 | 97,409 |
| Sankyo-Gunma (JPY) | 617,600 | 24,438 |
| | | 154,649 |
| **Media 3.9%** | | |
| Cablevision, Class A | 6,045,300 | 90,317 |
| Charter Communications, Class A (1) | 1,266,404 | 96,551 |
| DreamWorks Animation, Class A (1)(2) | 4,926,700 | 81,635 |
| Scholastic | 616,300 | 18,218 |
| Washington Post, Class B | 203,643 | 74,372 |
| | | 361,093 |
| **Specialty Retail 1.6%** | | |
| CarMax (1) | 1,014,800 | 38,096 |
| GAP | 3,425,900 | 106,340 |
| | | 144,436 |
| Total Consumer Discretionary | | 864,455 |

| | | |
|---|---|---|
| **ENERGY 9.0%** | | |
| **Energy Equipment & Services 2.0%** | | |
| Exterran Holdings (1)(2) | 6,728,200 | 147,482 |
| | | 147,482 |
| **Oil, Gas & Consumable Fuels 7.0%** | | |
| CONSOL Energy | 2,788,200 | 89,501 |
| Hess | 2,071,800 | 109,723 |
| Murphy Oil | 1,792,500 | 106,743 |
| Nexen | 2,648,300 | 71,345 |
| PBF Energy (1)(2) | 2,020,900 | 58,707 |
| QEP Resources | 2,492,700 | 75,454 |
| Talisman Energy (CAD) | 10,909,400 | 123,385 |
| Valero Energy | 1,434,900 | 48,959 |
| | | 683,817 |
| Total Energy | | 831,299 |
| **FINANCIALS 24.5%** | | |
| **Capital Markets 6.3%** | | |
| E*TRADE Financial (1)(2) | 14,170,060 | 126,822 |
| Federated Investors, Class B | 491,500 | 9,943 |
| Greenhill | 449,000 | 23,343 |
| Janus Capital Group | 741,524 | 6,318 |
| Lazard | 4,235,600 | 126,390 |
| Legg Mason | 2,985,500 | 76,787 |
| Northern Trust | 4,397,640 | 220,586 |
| | | 590,189 |
| **Commercial Banks 5.5%** | | |
| BankUnited | 1,888,220 | 46,148 |
| CIT Group (1) | 4,040,000 | 156,106 |
| Commerce Bancshares | 811,844 | 28,463 |

| | | |
|---|---|---|
| **Thrifts & Mortgage Finance 0.6%** | | |
| Capitol Federal Financial | 5,121,329 | 59,868 |
| | | 59,868 |
| Total Financials | | 2,278,616 |
| **HEALTH CARE 6.6%** | | |
| **Health Care Equipment & Supplies 0.6%** | | |
| Wright Medical Group (1)(2) | 2,038,600 | 42,790 |
| Zimmer Holdings | 264,400 | 17,625 |
| | | 60,415 |
| **Health Care Providers & Services 3.1%** | | |
| HealthSouth (1) | 4,622,300 | 97,577 |
| Kindred Healthcare (1) | 2,559,700 | 27,696 |
| Quest Diagnostics | 1,165,300 | 67,902 |
| Select Medical Holdings | 3,107,830 | 29,307 |
| Tenet Healthcare (1) | 1,918,600 | 62,297 |
| | | 284,779 |
| **Life Sciences Tools & Services 0.6%** | | |
| Life Technologies (1) | 1,182,400 | 58,032 |
| | | 58,032 |
| **Pharmaceuticals 2.3%** | | |
| Forest Laboratories (1) | 2,343,400 | 82,769 |
| Hospira (1) | 4,124,200 | 128,840 |
| | | 211,609 |
| Total Health Care | | 614,835 |
| **INDUSTRIALS & BUSINESS SERVICES 8.3%** | | |
| **Aerospace & Defense 2.2%** | | |
| Raytheon | 1,102,800 | 63,477 |

| | | |
|---|---|---|
| Textron | 5,590,400 | 138,586 |
| | | 202,063 |
| **Airlines 2.1%** | | |
| Southwest Airlines | 19,153,900 | 196,136 |
| | | 196,136 |
| **Commercial Services & Supplies 0.9%** | | |
| Cintas | 2,055,100 | 84,054 |
| | | 84,054 |
| **Electrical Equipment 0.5%** | | |
| Babcock & Wilcox | 1,812,996 | 47,500 |
| | | 47,500 |
| **Machinery 1.2%** | | |
| Ingersoll-Rand | 2,279,800 | 109,339 |
| | | 109,339 |
| **Professional Services 1.4%** | | |
| ManpowerGroup | 3,176,200 | 134,798 |
| | | 134,798 |
| Total Industrials & Business Services | | 773,890 |
| **INFORMATION TECHNOLOGY 7.1%** | | |
| **Communications Equipment 0.9%** | | |
| ADTRAN | 2,715,300 | 53,057 |
| Tellabs | 12,409,900 | 28,294 |
| | | 81,351 |
| **Electronic Equipment, Instruments & Components 1.7%** | | |
| AVX | 4,112,300 | 44,331 |
| Molex, Class A | 5,088,143 | 113,567 |
| | | 157,898 |

| | | |
|---|---|---|
| **IT Services 2.4%** | | |
| Automatic Data Processing | 152,300 | 8,683 |
| CoreLogic (1) | 4,660,300 | 125,455 |
| Lender Processing Services | 3,645,000 | 89,740 |
| | | 223,878 |
| **Semiconductor & Semiconductor Equipment 2.0%** | | |
| Applied Materials | 9,791,500 | 112,015 |
| ASML Holding | 474,782 | 30,581 |
| ON Semiconductor (1) | 6,639,900 | 46,811 |
| | | 189,407 |
| **Software 0.1%** | | |
| Electronic Arts (1) | 788,600 | 11,458 |
| | | 11,458 |
| Total Information Technology | | 663,992 |
| **MATERIALS 7.3%** | | |
| **Chemicals 1.7%** | | |
| International Flavors & Fragrances | 1,229,500 | 81,811 |
| Scotts Miracle Gro | 1,663,200 | 73,264 |
| | | 155,075 |
| **Construction Materials 1.2%** | | |
| Vulcan Materials | 2,077,809 | 108,150 |
| | | 108,150 |
| **Containers & Packaging 1.2%** | | |
| Packaging Corporation of America | 2,900,800 | 111,594 |
| | | 111,594 |
| **Metals & Mining 2.0%** | | |
| AngloGold, ADR | 777,800 | 24,400 |
| Franco-Nevada (CAD) | 810,600 | 46,271 |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $8,275,134) | $ 9,317,536 |
| Receivable for investment securities sold | 15,025 |
| Receivable for shares sold | 7,630 |
| Dividends and interest receivable | 4,307 |
| Other assets | 1,935 |
| Total assets | 9,346,433 |
| **Liabilities** | |
| Payable for shares redeemed | 35,794 |
| Payable for investment securities purchased | 11,618 |
| Investment management fees payable | 5,110 |
| Due to affiliates | 923 |
| Other liabilities | 2,909 |
| Total liabilities | 56,354 |
| **NET ASSETS** | $ 9,290,079 |
| **Net Assets Consist of:** | |
| Accumulated undistributed net realized loss | $ (77,811) |
| Net unrealized gain | 1,042,400 |
| Paid-in capital applicable to 386,758,643 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized | 8,325,490 |
| **NET ASSETS** | $ 9,290,079 |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** ($8,436,770,696 / 350,999,924 shares outstanding) | $ 24.04 |
| **Advisor Class** ($568,987,313/ 23,763,765 shares outstanding) | $ 23.94 |
| **R Class** ($284,320,831 / 11,994,954 shares outstanding) | $ 23.70 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Statement of Changes in Net Assets

($000s)

| | Year Ended 12/31/12 | 12/31/11 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 113,420 | $ 74,926 |
| Net realized gain | 553,922 | 1,047,013 |
| Change in net unrealized gain (loss) | 926,182 | (1,549,135) |
| Increase (decrease) in net assets from operations | 1,593,524 | (427,196) |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | (107,093) | (81,200) |
| Advisor Class | (5,788) | (4,528) |
| R Class | (2,172) | (1,544) |
| Net realized gain | | |
| Investor Class | (404,941) | (301,116) |
| Advisor Class | (28,014) | (22,389) |
| R Class | (13,836) | (11,451) |
| Decrease in net assets from distributions | (561,844) | (422,228) |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 941,355 | 1,141,858 |
| Advisor Class | 127,706 | 194,107 |
| R Class | 36,072 | 46,608 |
| Distributions reinvested | | |
| Investor Class | 494,322 | 367,422 |
| Advisor Class | 33,555 | 25,431 |
| R Class | 15,971 | 12,970 |
| Shares redeemed | | |
| Investor Class | (1,490,740) | (1,435,012) |
| Advisor Class | (207,447) | (277,992) |
| R Class | (81,920) | (97,015) |
| Decrease in net assets from capital share transactions | (131,126) | (21,623) |
| **Net Assets** | | |
| Increase (decrease) during period | 900,554 | (871,047) |
| Beginning of period | 8,389,525 | 9,260,572 |
| **End of period** | **$ 9,290,079** | **$ 8,389,525** |

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has three classes of shares: the Mid-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 28, 1996; the Mid-Cap Value Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the Mid-Cap Value Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $337,000 for the year ended December 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2012, the fund realized $47,862,000 of net gain on $184,554,000 of in-kind redemptions.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, there were no securities on loan.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,647,999,000 and $4,136,375,000, respectively, for the year ended December 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to per-share rounding of distributions. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2012, the fund utilized $22,135,000 of capital loss carryforwards. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $140,000 for Price Associates; $1,658,000 for T. Rowe Price Services, Inc.; and $1,737,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2012, the fund was charged $446,000 for shareholder servicing costs related to the college savings plans, of which $332,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2012, the fund was allocated $121,000 of Spectrum Funds’ expenses and $4,096,000 of Retirement Funds’ expenses. Of these amounts, $2,378,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 27% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

NOTE 6 - LITIGATION

The fund expects to be included as a named defendant or in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. The fund also is named as a defendant or included in a class of defendants in parallel litigation asserting state law constructive fraudulent transfer claims to recover stock redemption payments made to shareholders. The complaints allege no misconduct by the fund, and management intends to vigorously defend the lawsuits. The value of the proceeds received by the fund is $70,070,000 (0.75% of net assets) and the fund will incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Value Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $60,108,000 from short-term capital gains,

  $452,747,000 from long-term capital gains, of which $452,054,000 was subject to the 15% rate gains category, and $693,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $178,578,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $172,256,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director and
[142]	Member of the Advisory Board, Deutsche Bank North America (2004
to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1996
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Mid-Cap Value Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jonathan Chou (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Darden Graduate
School of Business Administration, University of
Virginia (to 2008)

Andrew S. Davis (1978)	Vice President, T. Rowe Price; formerly intern,
Vice President	Franklin Templeton Investments (to 2009);
Manager, Deloitte Financial Advisory Services
(to 2008)

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ian C. McDonald (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John M. Williams (1982)	Vice President, T. Rowe Price; formerly summer
Vice President	Analyst, The Capital Group Companies, Inc.
(to 2009)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013